SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                            February 14, 2003
______________________________________________________________________________
                    (Date of earliest event reported)


                          Banknorth Group, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)


          Maine                      001-31251                   01-0437984
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



  P.O. Box 9540, Two Portland Square, Portland, Maine           04112-9540
______________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)


                               (207) 761-8500
______________________________________________________________________________
             (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events

     As of the end of the day on February 14, 2003, following the receipt of all required regulatory and stockholder approvals, Banknorth Group, Inc. ("Banknorth") completed the acquisition of American Financial Holdings, Inc. ("American") pursuant to an Agreement and Plan of Merger, dated as of August 22, 2002, between Banknorth and American (the "Agreement"). The acquisition was effected by means of the merger of American with and into Banknorth (the "Merger").

      Upon consummation of the Merger, each outstanding share of common stock of American (other than certain shares held by American) was converted into the right to receive $32.00 in cash or 1.22 shares of common stock of Banknorth, plus cash in lieu of any fractional share interest, subject to election and allocation procedures set forth in the Agreement which are intended to ensure that 50% of the outstanding shares of American common stock will be converted in the right to receive Banknorth common stock and 50% of the outstanding shares of American common stock will be converted into the right to receive cash.

     For additional information, reference is made to the press release of Banknorth, dated January 13, 2003, which is included as Exhibit 99.1 and is incorporated herein by reference.

















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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     -----------         -----------

     2.1 Agreement and Plan of Merger, dated as of August 22, 2002 between Banknorth and
                    American *

     10.1 Form of Shareholder Agreement between each director of American and Banknorth (included as Annex A to Exhibit 2.1)*

     10.2 Form of Executive Agreement by and among Banknorth, American, American Savings Bank and each of Robert T. Kenney, Charles J. Boulier III, Peter N. Perugini, Richard J. Moore, Sheri C. Pasqualoni, William E. Solberg, Charles P. Ahern and Earl T.
                    Young (included as Annex B to Exhibit 2.1)*

     10.3 Form of Consulting Agreement between Banknorth and Robert T. Kenney (included as Annex C to
                    Exhibit 2.1)*

     99.1           Press Release, dated January 13, 2003

_________________

* Incorporated by reference to the Current Report on Form 8-K filed by Banknorth with the Commission on August 23, 2002, as well as to Annex I to the Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (File No. 333-100095) filed with the Commission on September 25, 2002, as amended.



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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BANKNORTH GROUP, INC.


                                 By: /s/ Peter J. Verrill
                                    --------------------------------
                                     Name:  Peter J. Verrill
                                     Title: Chief Operating Officer and Chief
                                            Financial Officer

Date:  February 18, 2003





















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